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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): April 21, 2003




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)

       DELAWARE                   000-50056                                   05-0527861
(State of incorporation     (Commission file number)              (I.R.S. employer identification number)
    or organization)

                    4200 STONE ROAD
                    KILGORE, TEXAS                                               75662
       (Address of principal executive offices)                                (Zip code)


       Registrant's telephone number, including area code: (903) 983-6200

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished pursuant to
Item 9 and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

           EXHIBIT
           NUMBER                  DESCRIPTION
           -------                 -----------
           99.1          --        Press release dated April 21, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

         On April 21, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release announcing that on May 15, 2003 it will pay a minimum quarterly distribution of $0.50 per unit to its common and subordinated unitholders of record as of the close of business on May 2, 2003. A copy of the press release is furnished as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein is deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MARTIN MIDSTREAM PARTNERS L.P.

                                          By:   Martin Midstream GP LLC
                                          Its:  General Partner


Date: April 21, 2003               By: /s/ RUBEN S. MARTIN
                                      ------------------------------------------
                                      Ruben S. Martin
                                      President and Chief Executive Officer




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                 DESCRIPTION
------                 -----------
99.1             --    Press release dated April 21, 2003.